Global Axcess Corp Reports Third Quarter 2012 Results

JACKSONVILLE, Fla., November 14, 2012 /PRNewswire-FirstCall/ — Global Axcess Corp (OTC Bulletin Board: GAXC - News; the "Company"), an independent provider of self-service kiosk solutions, today announced financial results for the third quarter, the period ended September 30, 2012.

"Global Axess' ATM and DVD businesses remain strong with significant new sales being announced today.," commented Kevin L. Reager, Chief Executive Officer. "With a restructured sales team, new sales strategy and significant operational improvements we look forward to solid growth in 2013 and beyond."

Key financial and operational statistics in the third quarter of 2012 include:

ATM Business Line

•	Third quarter 2012 surcharge transactions decreased 0.9% compared to surcharge transactions for the second quarter of 2012 and increased by 7.0% compared to surcharge transactions for the third quarter of 2011.
•	Third quarter 2012 ATM services revenue decreased by 1.6% over ATM services revenue for the second quarter of 2012 and increased by 9.0% over ATM services revenue for the third quarter of 2011.
•	Third quarter 2012 ATM services gross profit was $1.9 million compared to $2.1 million in the second quarter of 2012 and compared to $2.7 million for the third quarter of 2011.
•	Third quarter 2012 ATM services adjusted EBITDA was $1.0 million compared to $1.1 million for the second quarter of 2012 and $1.7 million for the third quarter of 2011.
•	A contract agreement with a current grocery chain to deploy 120 additional ATMs.

DVD Business Line

•	Third quarter 2012 consolidated DVD services revenue was $967,000, compared to $1.1 million for the second quarter of 2012 and compared to $1.7 million for the third quarter of 2011.
•	Third quarter 2012 consolidated DVD services gross profit was $181,000 compared to $313,000 in the second quarter of 2012 and compared to $357,000 for the third quarter of 2011.
•	Third quarter 2012 DVD services adjusted EBITDA was $28,000 compared to $129,000 for the second quarter of 2012 and compared to $(9,000) for the third quarter of 2011.
•	A contract agreement with a new grocery chain to deploy up to 32 DVD kiosks.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

SG&A

•	Third quarter 2012 consolidated SG&A was $1.5 million or 19.2% of revenue, compared to $1.6 million or 19.4% of revenue for the second quarter of 2012 and $1.9 million or 24.0% of revenue for the third quarter of 2011. Included in third quarter 2012 SG&A expenses were $50,000 of CEO search fees for the placement of Kevin Reager as the Company’s CEO.

Third Quarter 2012 Financial Results

The Company reported consolidated revenues of $7.9 million for the third quarter ended September 30, 2012. This was down 3.0% sequentially from second quarter 2012 revenue of $8.2 million and down 1.8% compared to $8.1 million for the third quarter of 2011. ATM revenue for the third quarter of 2012 was $6.9 million as compared to $7.1 million in the second quarter of 2012 and $6.4 million in the year-ago period. DVD rental revenue for the third quarter of 2012 was $967,000 as compared to $1.1 million in the second quarter of 2012 and $1.7 million in the year-ago period.

Gross profit was approximately $2.1 million, or 26.8% gross margin, for the third quarter 2012 compared sequentially to $2.4 million, or 29.6% gross margin in the second quarter of 2012 and compared to $3.1 million, or 38.5% gross margin, for the third quarter of 2011.

Operating loss was $3.8 million compared sequentially to an operating loss of $252,000 in the second quarter of 2012 and compared to operating loss of $1.2 million for the third quarter of 2011. During the third quarter of 2012, the Company determined that sufficient indicators of potential impairment existed to require the Company to perform a Goodwill impairment analysis for the ATM business. Based on the analysis, implied fair value of goodwill was lower than the carrying value of goodwill for the ATM business unit. As a result, an impairment charge of $3.2 million was recorded. Additionally, during the third quarter of 2012, the Company recorded a $91,000 impairment of ATM assets.

During the third quarter of 2012, the Company recorded net interest expense of $515,000, compared sequentially to net interest expense of $301,000 for the second quarter of 2012 and compared to $194,000 for the same period of 2011. The increase was mainly due to an increase in debt. Additionally, the terms of one of the interest rate swaps have materially changed and according to GAAP, the Company recorded $144,000 of interest expense, reclassifying it out of Accumulated other comprehensive income into earnings.

Also during the third quarter of 2012, the Company recorded $395,000 of debt restructuring charges. Included in these expenses were $250,000 of bank amendment and waiver fees, $95,000 of consulting expenses resulting from banking amendments and $50,000 of legal fee reimbursement to Fifth Third Bank.

EBITDA (earnings before net interest, taxes, depreciation and amortization) for the third quarter of 2012 was ($3.2) million compared sequentially to $754,000 in the second quarter of 2012 and compared to ($366,000) for the third quarter of 2011. Adjusted EBITDA (EBITDA before stock compensation expenses, restructuring charges, debt restructuring charges, gain on sale of assets and impairment of assets) was $602,000 for the third quarter of 2012. This compared sequentially to $829,000 for the second quarter of 2012 and compares to $1.2 million for the third quarter of 2011. Excluding the $50,000 of one-time SG&A charges, Adjusted EBITDA for the third quarter of 2012 would have been $652,000. EBITDA and adjusted EBITDA represent non-GAAP financial measures. A table reconciling these measures to the appropriate GAAP measures is included in this release.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

Net loss for the third quarter was $(4.7) million, or a loss of $(0.21) per basic and diluted share. This compared sequentially to a net loss of $(576,000), or a loss of $(0.03) per basic and diluted share in the second quarter of 2012 and compared to net loss of $1.4 million, or $0.06 per basic and diluted share, for the same period of 2011.

Year-to-Date 2012 Financial Results

For the nine months ended September 30, 2012, total revenue was $24.4 million compared to $24.3 million for the same period of 2011. Gross profit for the nine months ended September 30, 2012 was $7.2 million, or 29.5% gross margin, compared to $9.2 million, reflecting a gross margin of 38.0% for the comparable 2011 period.

Operating loss from operations for the nine months ended September 30, 2012 was $4.0 million, including $3.4 million of impairment and restructuring charges. This compared to operating loss of $1.1 million for the same period of 2011, which included $2.0 million of impairment and restructuring charges.

Net loss for the nine months ended September 30, 2012 was $5.5 million, or $(0.24) per basic and diluted share compared to a net loss of $1.8 million, or $(0.08) per basic and diluted share for the same period in 2011.

Balance Sheet and Cash Flows

As of September 30, 2012, the Company had approximately $142,000 in cash compared to approximately $975,000 as of December 31, 2011.

Net cash provided by operating activities during the nine months ended ended September 30, 2012 was $1.9 million compared to net cash provided by operating activities of approximately $126,000 during the nine months ended September 30, 2011.

Disclosure of Non-GAAP Financial Information

EBITDA and Adjusted EBITDA are non-GAAP financial measures provided as a complement to results prepared in accordance with GAAP and may not be comparable to similarly-titled measures reported by other companies. Management believes that the presentation of these measures and the identification of unusual, non-recurring, or non-cash items enhance an investor's understanding of the underlying trends in the Company's business and provide for better comparability between periods in different years. However, non-GAAP net income should not be construed as an alternative to GAAP as an indicator of our operating performance because the items excluded from the non-GAAP measures often have a material impact on results of operations. Therefore, management uses - and investors should use - non-GAAP measures in conjunction with our reported GAAP results.

EBITDA excludes interest expense, tax benefit, depreciation expenses and amortization expenses. Adjusted EBITDA excludes impairment of assets, restructuring charges, stock compensation expense, gain or loss on sale of assets, and other non-operating expense. Since Adjusted EBITDA exclude certain non-recurring or non-cash items, these measures may not be comparable to similarly-titled measures employed by other companies. The non-GAAP financial measures presented herein should not be considered in isolation or as a substitute for operating income, net income, cash flows from operating, investing, or financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

Conference Call Information

The Company has scheduled a conference call on Thursday, November 15, 2012 at 9 a.m. ET to discuss financial results for the quarter ended September 30, 2012.

Anyone interested in participating should call 1-877-941-2321 (domestic) or 1-480-629-9666 (international), approximately 5 to 10 minutes prior to the start of the call.

There will be a playback available until November 22, 2012. To listen to the playback, please call 1-877-870-5176 if calling within the United States or 1-858-384-5517 if calling internationally. Please use pass code 4576064 for the replay. A transcript of the conference call will be available on the Company's website on Monday, November 19, 2012.

About Global Axcess Corp

Headquartered in Jacksonville, Florida, Global Axcess Corp was founded in 2001 with a mission to emerge as the leading independent provider of self-service kiosk services in the United States. The Company provides turnkey ATM and other self-service kiosk management solutions that include cash and inventory management, project and account management services. Global Axcess Corp currently owns, manages or operates more than 5,200 ATMs and DVD kiosks in its national network spanning 43 states.  For more information on the Company, please visit http://www.globalaxcess.biz.  For more information on Nationwide Money Services, please visit http://www.nationwidemoney.com.

Investor Relations Contacts:

Michael Loiacono

IR@GAXC.biz

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as: "believes," "expects," "may," "will," "should," or "anticipates," or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements give the Company's current expectations or forecasts of future events, future financial performance, strategies, expectations, competitive environment, regulation, and availability of resources. The forward-looking statements contained in this release include, among other things, statements concerning projections, predictions, expectations, estimates or forecasts as to the Company's business, financial and operational results and future economic performance, and statements of management's goals and objectives and other similar expressions concerning matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Other factors that could cause the Company's actual performance or results to differ from its projected results are described in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. You should not read forward-looking statements as a guarantee of future performance or results. They will not necessarily be accurate indications of the times at or by which such performance or results will be achieved. Forward-looking statements speak only as of the date the statements are made and are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information.

- tables follow –

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	(Unaudited)	(Audited)
	September 30, 2012	December 31, 2011
ASSETS
Current assets
Cash and cash equivalents	$141,887	$975,363
Accounts receivable, net of allowance of $56,116 in 2012 and $26,451 in 2011	1,155,524	1,034,938
Inventory, net of allowance for obsolescence of $182,572 in 2012 and 2011	1,187,811	1,898,732
Deferred tax asset - current	1,975,211	315,960
Prepaid expenses and other current assets	157,573	115,602
Total current assets	4,618,006	4,340,595

Fixed assets, net	9,736,607	9,241,824

Other assets
Merchant contracts, net	11,546,450	12,435,353
Intangible assets, net	1,083,134	4,459,334
Deferred tax asset - non-current	-	1,659,251
Other assets	129,084	692,027

Total assets	$27,113,281	$32,828,384

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$5,560,890	$5,704,245
Interest rate swap contract	646,910	-
Note payable - related party - current portion, net	20,223	33,100
Notes payable - current portion	17,427	18,922
Senior lenders' notes payable - current portion, net	12,196,484	3,715,796
Capital lease obligations - current portion	239,992	316,377
Total current liabilities	18,681,926	9,788,440

Long-term liabilities
Interest rate swap contract	-	605,479
Note payable - related party - long-term portion	-	11,229
Notes payable - long-term portion	13,021	25,651
Senior lenders' notes payable - long-term portion	-	8,633,960
Capital lease obligations - long-term portion	58,336	46,979
Total liabilities	18,753,283	19,111,738

Stockholders' equity
Preferred stock; $0.001 par value; 5,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock; $0.001 par value; 45,000,000 shares authorized, 23,225,358 and 23,174,108 shares issued and 22,738,885 and 22,712,977 shares outstanding at September 30, 2012 and December 31, 2011, respectively	22,789	22,763
Additional paid-in capital	23,707,736	23,606,308
Accumulated other comprehensive loss	(502,695)	(605,479)
Accumulated deficit	(14,620,973)	(9,075,687)
Treasury stock; 461,131 and 440,462 shares of common stock at cost at September 30, 2012 and December 31, 2011, respectively	(246,859)	(231,259)
Total stockholders' equity	8,359,998	13,716,646
Total liabilities and stockholders' equity	$27,113,281	$32,828,384

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended
	September 30, 2012	September 30, 2011

Revenues	$7,909,112	$8,055,922

Cost of revenues	5,785,763	4,952,102
Gross profit	2,123,349	3,103,820

Operating expenses
Depreciation expense	663,844	508,697
Amortization of intangible merchant contracts	325,421	299,872
Impairment of long-lived assets	3,338,732	1,085,194
Selling, general and administrative	1,521,649	1,933,074
Restructuring charges	-	421,046
Stock compensation expense	31,573	34,719
Total operating expenses	5,881,219	4,282,602
Operating loss from operations before items shown below	(3,757,870)	(1,178,782)

Interest expense, net	(515,417)	(194,052)
Debt restructuring charges	(395,000)
Gain on sale of assets	12,917	4,000
Loss from operations before income tax expense	(4,655,370)	(1,368,834)
Income tax expense	(22,500)	(22,000)
Net loss	$(4,677,870)	$(1,390,834)

Loss per common share - basic:
Net loss per common share	$(0.21)	$(0.06)

Loss per common share - diluted:
Net loss per common share	$(0.21)	$(0.06)

Weighted average common shares outstanding:
Basic	22,738,720	22,620,543
Diluted	22,738,720	22,620,543

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

	For the Three Months Ended
	September 30, 2012	September 30, 2011

Net loss	$(4,677,870)	$(1,390,834)

Other comprehensive income (loss):
Unrealized gain (loss) on cash flow hedges	18,791	(244,515)
Reclassification adjustment on cash flow hedge into earnings	144,215	-
Total other comprehensive income (loss)	163,006	(244,515)

Total comprehensive loss	$(4,514,864)	$(1,635,349)

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Revenues	$24,360,542	$24,299,736

Cost of revenues	17,163,912	15,060,478
Gross profit	7,196,630	9,239,258

Operating expenses
Depreciation expense	1,959,819	1,656,211
Amortization of intangible merchant contracts	977,700	879,530
Impairment of assets and long-lived assets	3,338,732	1,085,194
Selling, general and administrative	4,841,340	5,707,587
Restructuring charges	47,551	933,307
Stock compensation expense	75,713	74,247
Total operating expenses	11,240,855	10,336,076
Operating loss from operations before items shown below	(4,044,225)	(1,096,818)

Interest expense, net	(1,071,261)	(543,552)
Debt restructuring charges	(395,000)	-
Gain on sale of assets	32,700	67,541
Other non-operating expense, net	-	(112,500)
Loss from operations before income tax expense	(5,477,786)	(1,685,329)
Income tax expense	(67,500)	(66,000)
Net loss	$(5,545,286)	$(1,751,329)

Loss per common share - basic:
Net loss per common share	$(0.24)	$(0.08)

Loss per common share - diluted:
Net loss per common share	$(0.24)	$(0.08)

Weighted average common shares outstanding:
Basic	22,730,317	22,491,025
Diluted	22,730,317	22,491,025

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(Unaudited)

	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Net loss	$(5,545,286)	$(1,751,329)

Other comprehensive income (loss):
Unrealized loss on cash flow hedges	(41,431)	(244,515)
Reclassification adjustment on cash flow hedge into earnings	144,215	-
Total other comprehensive income (loss)	102,784	(244,515)

Total Comprehensive loss	$(5,442,502)	$(1,995,844)

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

GLOBAL AXCESS CORP AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Cash flows from operating activities:
Net loss	$(5,545,286)	$(1,751,329)
Stock based compensation	75,713	74,247
Stock options issued to consultants in lieu of cash compensation	10,141	4,226
Depreciation expense	1,959,819	1,656,211
Amortization of intangible merchant contracts	977,700	879,530
Amortization of capitalized loan fees	144,397	56,355
Impairment of assets and long-lived assets	3,338,732	1,085,194
Non-cash restructuring charges	-	(20,563)
Allowance for doubtful accounts	(56,116)	-
Gain on sale of assets	(32,700)	(67,541)
Change in accounts receivable, net	(64,470)	(452,681)
Change in inventory, net	134,728	(1,543,162)
Change in prepaid expenses and other current assets	(41,971)	(39,138)
Change in other assets	(15,135)	(28,327)
Change in intangible assets, net	(15,694)	(107,732)
Change in interest rate swap contract	144,215	-
Change in accounts payable and accrued liabilities	856,645	380,636
Net cash provided by operating activities	1,870,718	125,926

Cash flows from investing activities:
Cash paid for Tejas acquisition	-	(1,375,000)
Proceeds from sale of property and equipment	-	122,500
Cash paid for Kum and Go acquisition	(1,000,000)	-
Costs of acquiring merchant contracts	(88,797)	(18,074)
Purchase of fixed assets	(1,080,383)	(1,418,676)
Net cash used in investing activities	(2,169,180)	(2,689,250)
		-
Cash flows from financing activities:
Proceeds from issuance of common stock	-	32,300
Proceeds from senior lenders' notes payable	1,589,031	4,895,280
Principal payments on senior lenders' notes payable	(1,742,303)	(2,195,612)
Principal payments on notes payable	(14,125)	(16,061)
Principal payments on note payable - related party	(24,106)	(21,516)
Principal payments on capital lease obligations	(343,511)	(342,387)
Net cash provided by (used in) financing activities	(535,014)	2,352,004
Decrease in cash and cash equivalents	(833,476)	(211,320)
Cash and cash equivalents, beginning of period	975,363	1,743,562
Cash and cash equivalents, end of the period	$141,887	$1,532,242

Cash paid for interest	$745,572	$507,853

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

The following table sets forth a reconciliation of net loss from operations to EBITDA from operations for the three months ended September 30, 2012 and 2011:

	For the Three Months Ended
	September 30, 2012	September 30, 2011

Net income (loss)	$(4,677,870)	$(1,390,834)
Income tax expense	22,500	22,000
Interest expense, net	515,417	194,052
Depreciation expense	663,844	508,697
Amortization of intangible merchant contracts	325,421	299,872
EBITDA from operations	$(3,150,688)	$(366,213)

The following table sets forth a reconciliation of net loss to EBITDA from operations before impairment of assets and long-lived assets, restructuring charges, debt restructuring charges, stock compensation expense, and (gain) loss on sale of assets (“Adjusted EBITDA”) for the three months ended September30, 2012 and 2011:

	For the Three Months Ended
	September 30, 2012	September 30, 2011

Net income (loss)	$(4,677,870)	$(1,390,834)
Income tax expense	22,500	22,000
Interest expense, net	515,417	194,052
Depreciation expense	663,844	508,697
Amortization of intangible merchant contracts	325,421	299,872
Impairment of assets and long-lived assets	3,338,732	1,085,194
Restructuring charges	-	421,046
Debt restructuring charges	395,000	-
Stock compensation expense	31,573	34,719
Gain on sale of assets	(12,917)	(4,000)
Adjusted EBITDA from operations	$601,700	$1,170,746

The following table sets forth a reconciliation of net loss from operations to EBITDA from operations for the nine months ended September 30, 2012 and 2011:

	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Net loss	$(5,545,286)	$(1,751,329)
Income tax expense	67,500	66,000
Interest expense, net	1,071,261	543,552
Depreciation expense	1,959,819	1,656,211
Amortization of intangible merchant contracts	977,700	879,530
EBITDA from operations	$(1,469,006)	$1,393,964

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

The following table sets forth a reconciliation of net loss to EBITDA from operations before impairment of assets and long-lived asset, restructuring charges, debt restructuring charges, stock compensation expense, gain on sale of assets and other non-operating expense, net (“Adjusted EBITDA”) for the nine months ended September 30, 2012 and 2011:

	For the Nine Months Ended
	September 30, 2012	September 30, 2011

Net loss	$(5,545,286)	$(1,751,329)
Income tax expense	67,500	66,000
Interest expense, net	1,071,261	543,552
Depreciation expense	1,959,819	1,656,211
Amortization of intangible merchant contracts	977,700	879,530
Impairment of assets and long-lived assets	3,338,732	1,085,194
Restructuring charges	47,551	933,307
Debt retructuring charges	395,000	-
Stock compensation expense	75,713	74,247
Gain on sale of assets	(32,700)	(67,541)
Other non-operating expense, net	-	112,500
Adjusted EBITDA from operations	$2,355,290	$3,531,671

EBITDA (a non-GAAP measure) is defined as earnings before net interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA from operations before impairment of assets and long lived assets, restructuring charges, debt restructuring charges stock compensation expense, gain on sale of assets and other non-operating expense, net.

BUSINESS SEGMENT INFORMATION

FASB requires that companies report separately in the financial statements certain financial and descriptive information about segment revenues, income and assets. The method for determining what information is reported is based on the way that management organizes the operating segments for making operational decisions and assessments of financial performance. In computing operating loss and net loss for the DVD services business and the ATM services business, no allocations of general corporate expenses have been made and these are included in the Corporate Support services business.

The following table summarizes our revenues, gross profit, SG&A, stock compensation expenses, depreciation and amortization, impairment of assets and long-lived assets, restructuring charges, operating loss, net loss and Adjusted EBITDA by segment for the periods indicated below.

EBITDA (a non-GAAP measure) is defined as earnings before net interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA from operations before impairment of assets and long lived assets, restructuring charges, debt restructuring charges stock compensation expense, gain on sale of assets and other non-operating expense, net.

7800 Belfort Parkway, Suite 165, Jacksonville, FL 32256 www.globalaxcess.biz

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2012	September 30, 2011	September 30, 2012	September 30, 2011

Revenues:
ATM Services	$6,941,981	$6,369,239	$21,222,857	$18,610,525
DVD Services - The Exchange	967,131	1,084,734	3,137,685	3,257,209
DVD Services - Other	-	601,949	-	2,432,002
Corporate Support	-	-	-	-
Consolidated revenues	$7,909,112	$8,055,922	$24,360,542	$24,299,736

Gross profit:
ATM Services	$1,942,270	$2,746,734	$6,475,972	$8,017,308
DVD Services - The Exchange	181,079	324,391	720,658	1,329,786
DVD Services - Other	-	32,695	-	(107,836)
Corporate Support	-	-	-	-
Consolidated gross profit	$2,123,349	$3,103,820	$7,196,630	$9,239,258

SG&A:
ATM Services	$937,656	$1,052,551	$2,987,674	$3,088,763
DVD Services - The Exchange	152,704	176,764	522,339	540,029
DVD Services - Other	-	189,316	-	763,490
Corporate Support	431,289	514,443	1,331,327	1,315,305
Consolidated SG&A	$1,521,649	$1,933,074	$4,841,340	$5,707,587

Stock compensation expense:
ATM Services	$-	$-	$-	$-
DVD Services - The Exchange	-	-	-	-
DVD Services - Other	-	-	-	-
Corporate Support	31,573	34,719	75,713	74,247
Consolidated stock compensation expense	$31,573	$34,719	$75,713	$74,247

Depreciation & Amortization:
ATM Services	$619,986	$484,325	$1,834,931	$1,445,432
DVD Services - The Exchange	292,959	87,581	873,627	173,189
DVD Services - Other	-	160,608	-	688,249
Corporate Support	76,320	76,055	228,961	228,871
Consolidated depreciation & amortization	$989,265	$808,569	$2,937,519	$2,535,741

Impairment of assets and long-lived assets:
ATM Services	$3,338,732	$-	$3,338,732	$-
DVD Services - The Exchange	-	-	-	-
DVD Services - Other	-	1,085,194	-	1,085,194
Corporate Support	-	-	-	-
Consolidated impairment of assets and long-lived assets	$3,338,732	$1,085,194	$3,338,732	$1,085,194

Restructuring charges:
ATM Services	$-	$1,863	$47,551	$64,601
DVD Services - The Exchange	-	-	-	-
DVD Services - Other	-	419,183	-	419,183
Corporate Support	-	-	-	449,523
Consolidated restructuring charges	$-	$421,046	$47,551	$933,307

Operating loss:
ATM Services	$(2,954,104)	$1,207,995	$(1,732,916)	$3,418,512
DVD Services - The Exchange	(264,584)	60,046	(675,308)	616,568
DVD Services - Other	-	(1,821,606)	-	(3,063,952)
Corporate Support	(539,182)	(625,217)	(1,636,001)	(2,067,946)
Consolidated operating loss	$(3,757,870)	$(1,178,782)	$(4,044,225)	$(1,096,818)

Net loss:
ATM Services	$(2,981,844)	$1,180,091	$(1,823,153)	$3,318,140
DVD Services - The Exchange	(263,050)	60,046	(653,255)	616,512
DVD Services - Other	-	(1,821,606)	-	(2,962,911)
Corporate Support	(1,432,976)	(809,365)	(3,068,878)	(2,723,070)
Consolidated net loss	$(4,677,870)	$(1,390,834)	$(5,545,286)	$(1,751,329)

Adjusted EBITDA:
ATM Services	$1,004,614	$1,694,183	$3,488,298	$4,928,600
DVD Services - The Exchange	28,375	147,627	198,319	789,702
DVD Services - Other	-	(156,621)	-	(871,326)
Corporate Support	(431,289)	(514,443)	(1,331,327)	(1,315,305)
Consolidated Adjusted EBITDA	$601,700	$1,170,746	$2,355,290	$3,531,671

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